EXHIBIT 99.1

              CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB of American Dairy, Inc. (the "Company") for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President and Principal Accounting and Financial Officer of American Dairy each hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of American Dairy.

Dated:  April  1,  2004


                                    /s/  Leng  You-Bin
                                    --------------------------------------------
                                         Leng  You-Bin
                                         Chief  Executive  Officer and President


                                    /s/  Liu  Hua
                                    --------------------------------------------
                                         Liu  Hua
                                         Chief  Financial  Officer,  Principal
                                         Accounting Officer,  Secretary  and
                                         Treasurer